CERTIFICATION FILED AS EXHIBIT 12(B) TO FORM N-CSR

Name of Issuer:	MANAGERS TRUST II – SHORT DURATION GOVERNMENT FUND AND INTERMEDIATE DURATION GOVERNMENT FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated: December 1, 2006	/s/ Peter M. Lebovitz
Peter M. Lebovitz President

CERTIFICATION FILED AS EXHIBIT 12(B) TO FORM N-CSR

Name of Issuer:	MANAGERS TRUST II – SHORT DURATION GOVERNMENT FUND AND INTERMEDIATE DURATION GOVERNMENT FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated: December 1, 2006	/s/ Bruce M. Aronow
Bruce M. Aronow Chief Financial Officer